SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 29, 2008

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavik, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2008 Annual Meeting of the Stockholders of deCODE genetics, Inc. (the “Company”) held on May 29, 2008, the Company’s stockholders approved an amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) to increase the maximum number of shares of common stock that may be issued under the Plan from 4,000,000 to 10,000,000.

Under the terms of the 2006 Plan, the Company’s non-employee directors, employees and consultants are eligible to receive stock options, restricted stock and stock appreciation rights (including stock appreciation rights granted in tandem with stock options).  The 2006 Plan is  administered by the Compensation Committee of the Board.

A copy of the 2006 Plan, as amended, is attached as Exhibit 10.1 hereto and is incorporated herein by reference.  The preceding discussion of the 2006 Plan is qualified by reference to such Exhibit.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

10.1         2006 Equity Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

By:	/s/ KARI STEFANSSON
Kari Stefansson,
President, Chief Executive Officer

Dated:  May 29, 2008